EXHIBIT 10.1

LENDER ADDITION AND ACKNOWLEDGEMENT AGREEMENT

THIS LENDER ADDITION AND ACKNOWLEDGEMENT AGREEMENT dated as of December 28, 2016 (this “Agreement”) is by and among LGI Homes, Inc., a Delaware corporation (the “Borrower”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and Texas Capital Bank, National Association (the “Additional Lender”). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement referenced herein.

W I T N E S S E T H

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of May 27, 2016, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 12, 2016 (as heretofore amended and may be further amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”) among the Borrower, the Lenders (as defined in the Credit Agreement), the Administrative Agent, Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner, and Deutsche Bank Securities Inc. and Fifth Third Bank, as documentation agents, the Lenders have agreed to provide the Borrower with a revolving credit facility;

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested an increase of the Revolving Commitments under the Credit Agreement pursuant to this Agreement; and

WHEREAS, the Additional Lender has agreed to become a Lender under the Credit Agreement and provide a Revolving Commitment in connection therewith.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Pursuant to Section 2.17 of the Credit Agreement, the Additional Lender has agreed to provide a commitment to increase the Revolving Commitment by TWENTY-FIVE MILLION DOLLARS AND 00/100 ($25,000,000) for an aggregate Revolving Commitment of THREE HUNDRED EIGHTY-FIVE MILLION AND 00/100 DOLLARS ($385,000,000). After giving effect to this Agreement, the Revolving Commitment for each of the Lenders shall be as set forth on Schedule I attached hereto.

2.The terms of repayment and the Applicable Margin with respect to the Revolving Commitment Amount shall be the same as those applicable to Revolving Loans, as set forth in the Credit Agreement.

3.The Borrower hereby represents and warrants that no Default or Event of Default exists as of the date set forth above and the representations and warranties made or deemed made by the Borrower and any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date set forth above except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

4.Each of the Administrative Agent and the Borrower agrees that, as of the date hereof, the Additional Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

5.The address of the Additional Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by the Additional Lender to the Administrative Agent.

6.This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission or by any other electronic imaging means, including, without limitation, Adobe Corporation’s Portable Document Format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by any other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

7.THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

8.EACH PARTY HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

9.Conditions Precedent. This Agreement shall become effective only upon the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(i)counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Additional Lender;

(ii)counterparts of the Consent and Reaffirmation of Guarantor attached hereto duly executed by each of the Guarantors;

(iii)a duly executed Revolving Note executed by the Borrower in favor of the Additional Lender;

(iv)amendments to the existing Mortgages duly executed by the relevant Guarantor and the Administrative Agent;

(v)opinion of counsel to the Borrower and the Guarantors addressed to the Administrative Agent and the Lenders, dated as of the date hereof, covering such matters as reasonably requested by the Administrative Agent; and

(vi)a duly executed certificate for each of the Borrower and the Guarantors, dated as of the date hereof, including a certificate of incumbency and a copy of the authorizing resolution.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

BORROWER

LGI HOMES, INC.,
a Delaware corporation

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Chief Executive Officer

[Signature Page - Lender Addition and Acknowledgement Agreement]

ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent

By:	/s/ Douglas K. Carman
Name:	Douglas K. Carman
Title:	Senior Vice President

[Signature Page - Lender Addition and Acknowledgement Agreement]

ADDITIONAL LENDER

TEXAS CAPITAL BANK, NATIONAL
ASSOCIATION

By:	/s/ Carolynn Alexander
Name:	Carolynn Alexander
Title:	Senior Vice President

[Signature Page - Lender Addition and Acknowledgement Agreement]

SCHEDULE I

COMMITMENTS
(After giving effect to this Agreement)

LENDER	INCREASE ALLOCATION	COMMITMENT	PRO-RATA SHARE
WELLS FARGO BANK, NATIONAL ASSOCIATION	$0	$65,000,000	16.883116883117%
FIFTH THIRD BANK	$0	$65,000,000	16.883116883117%
DEUTSCHE BANK AG, New York Branch	$0	$40,000,000	10.389610389610%
FLAGSTAR BANK, FSB	$0	$30,000,000	7.792207792208%
JPMORGAN CHASE BANK, N.A.	$0	$30,000,000	7.792207792208%
BBVA COMPASS	$0	$25,000,000	6.493506493506%
CADENCE BANK, N.A.	$0	$25,000,000	6.493506493506%
ZB, N.A. DBA AMEGY BANK	$0	$25,000,000	6.493506493506%
TEXAS CAPITAL BANK, NATIONAL ASSOCIATION	$25,000,000	$25,000,000	6.493506493506%
CHANG HWA COMMERCIAL BANK, LTD., New York Branch	$0	$20,000,000	5.194805194805%
CREDIT SUISSE AG, Cayman Islands Branch	$0	$15,000,000	3.896103896104%
TAIWAN COOPERATIVE BANK, LTD., acting through its Los Angeles Branch	$0	$15,000,000	3.896103896104%
ACADEMY BANK, N.A.	$0	$5,000,000	1.298701298701%
TOTALS		$385,000,000	100.000000000000%

CONSENT AND REAFFIRMATION

Each of the undersigned (individually and collectively, “Guarantor”) (a) acknowledges receipt of the foregoing Lender Addition and Acknowledgment Agreement (the “Agreement”), (b) consents to the execution and delivery of the Agreement, and (c) reaffirms all of its obligations and covenants under the (i) Subsidiary Guaranty (as defined in the Credit Agreement defined in the Agreement), (ii) Hazardous Materials Indemnity Agreement (as defined in the Credit Agreement defined in the Agreement), and (iii) each of the Loan Documents (as defined in the Credit Agreement defined in the Agreement) to which it is a party, and agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement.

Delivery of an executed counterpart of this consent via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of Guarantor can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this consent. Guarantor’s delivery of an executed counterpart of this consent by facsimile or other electronic method of transmission shall be made in conjunction with Guarantor’s delivery of an original executed counterpart, but Guarantor’s failure to deliver said original executed counterpart shall not affect the validity, enforceability, or binding effect of this consent.

[Signatures on Following Page]

Dated as of December 28, 2016:

GUARANTORS:
LGI HOMES - PRESIDENTIAL GLEN, LLC
LGI HOMES - FW, LLC
LGI HOMES - TEXAS, LLC
LGI HOMES - E SAN ANTONIO, LLC
LGI HOMES - WINDMILL FARMS, LLC
LGI HOMES - FLORIDA, LLC
LGI HOMES - SUNRISE MEADOW, LLC
LGI HOMES CORPORATE, LLC
LGI HOMES AZ SALES, LLC
LGI HOMES - NC, LLC
LGI HOMES - SC, LLC
LGI HOMES - TENNESSEE, LLC
LGI HOMES - WASHINGTON, LLC
LGI HOMES AZ CONSTRUCTION, LLC
LGI HOMES - GLENNWILDE, LLC
LGI HOMES - ARIZONA, LLC
LGI HOMES - GEORGIA, LLC
LGI HOMES - NEW MEXICO, LLC
LGI HOMES NM CONSTRUCTION, LLC
LGI HOMES - COLORADO, LLC
LGI HOMES - OREGON, LLC
LGI HOMES - MAPLE LEAF, LLC
LGI HOMES AVONDALE, LLC
LGI HOMES - STERLING LAKES PARTNERS, LLC
LGI CROWLEY LAND PARTNERS, LLC
LGI HOMES - MAPLE PARK, LLC
LGI HOMES - SONTERRA, LLC
LGI HOMES - BLUE HILLS, LLC
LGI HOMES - KRENSON WOODS, LLC
LGI HOMES - OAK HOLLOW PHASE 6, LLC
LUCKEY RANCH PARTNERS, LLC
LGI HOMES SERVICES, LLC

By:	LGI Homes Group, LLC,
its Manager

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

[Signatures Continued on Next Page]

[Signature Page - Consent and Reaffirmation]

RIVERCHASE ESTATES PARTNERS, LLC

By:	LGI Homes Group, LLC,
its Sole Member

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

LGI HOMES GROUP, LLC

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

[Signature Page - Consent and Reaffirmation]